[LOGO] M F S(SM)

INVESTMENT MANAGEMENT
"We invented the mutual fund"(SM)

               MFS(R) WORLD ASSEST
               ALLOCATION(SM) FUND

               SEMIANNUAL REPORT o FEBRUARY 28, 1998






THE ROTH IRA IS NOW AVAILABLE (see page 43)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Letter to Shareholders ....................................................  4
Portfolio Weightings ......................................................  5
Portfolio Managers' Profiles .............................................. 10
Fund Facts ................................................................ 11
Performance Summary ....................................................... 11
Portfolio Concentration ................................................... 13
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 26
Notes to Financial Statements ............................................. 33
Report of Ernst & Young LLP, Independent Auditors ......................... 42
Roth IRA .................................................................. 43
The MFS Family of Funds(R) ................................................ 44
Trustees and Officers ..................................................... 45

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   HIGHLIGHTS

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o   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998, CLASS A SHARES OF THE FUND
    PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 8.26%, CLASS B SHARES 8.00%, CLASS C SHARES 7.99%, AND CLASS I SHARES 8.50%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o IN LIGHT OF OUR ANALYSTS' STRONG EARNINGS ESTIMATES FOR A WIDE RANGE OF INDUSTRIES, WE HAVE DOUBLED THE FUND'S U.S. STOCK ALLOCATION FROM 10% OF ASSETS TO 20%. THE FUND'S ALLOCATION TO FOREIGN STOCKS IS 45% OF TOTAL ASSETS, A SUBSTANTIAL OVERWEIGHTING RELATIVE TO MARKET-WEIGHTED BENCHMARKS.

o OUR POSITIVE OUTLOOK FOR BUSINESS GROWTH HAS LED US TO A SIMILAR OVERWEIGHTING IN THE HIGH-YIELD CORPORATE SECTOR, WHICH HAS BEEN AMONG THE BEST-PERFORMING FIXED-INCOME ASSET CLASSES IN RECENT YEARS IN TERMS OF BOTH ABSOLUTE AND RISK-ADJUSTED RETURNS.

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NOT FDIC INSURED                  MAY LOSE VALUE              NO BANK GUARANTEE
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

                                   IN MEMORIAM

                                A. KEITH BRODKIN
                                   1935 - 1998

                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          MFS INVESTMENT MANAGEMENT(SM)

                               On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
[Photo  of A. Keith Brodkin]   unexpectedly at age 62. His  thoughtful letters
                               to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

     Jeffrey L. Shames

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

March 16, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

LETTER TO SHAREHOLDERS

[Photo of James T. Swanson]

     James T. Swanson

Dear Shareholders:

For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 8.26%, Class B shares 8.00%, Class C shares 7.99%, and Class I shares 8.50%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to returns of 17.62% for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance; 8.46% for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an index of international stocks; 5.72% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and 3.82% for the J.P. Morgan Non-Dollar Government Bond Index, an international bond index.

During much of this period, it had been our view that investors would be better served by being underweighted in U.S. stocks and by holding relatively high cash reserves, particularly in light of financial problems in Asia and signals of a slowing in the U.S. economy. However, with the advent of more-recent information, we have temporarily revised this view, in part based on our equity analysts' strong earnings estimates for a wide range of industries. Furthermore, Europe, particularly Germany and the United Kingdom, is showing signs of growth.

In light of these developments, we have doubled the Fund's U.S. stock allocation from 10% of assets to 20%. Our allocation to foreign stocks is 45% of total assets, a substantial overweighting relative to market- weighted benchmarks.

Our continued positive outlook for business growth has led us to a similar overweighting in the high-yield corporate sector. This category of bonds, as measured by the Lehman Brothers High Yield Bond Index (an unmanaged index of noninvestment-grade corporate debt), has been among the best-performing fixed-income asset classes in recent years in terms of both absolute and risk-adjusted returns. Currently, the Fund holds 20% of assets in high-yield bonds, its highest level since its inception.

In the global fixed-income area, we have opportunistically moved assets in and out of U.S. government securities, increasing this share from 0% to 10% of assets. Our allocation committee has also allowed us to take advantage of volatility in the emerging-market debt arena when tactical opportunities present themselves, adding to this class in weak periods and then selling into strength. At present, we believe these emerging-debt opportunities are too rich to pursue.

The overriding objective of this Fund is to provide competitive total returns with relatively low volatility over a reasonable business cycle while seeking to mitigate market risks through research and broad diversification. What follows is a closer view of our work from the various submanagers.

Respectfully,

/s/ James T. Swanson

James T. Swanson
On behalf of the Asset Allocation Committee

PORTFOLIO WEIGHTINGS

FIVE LARGEST U.S. EQUITY HOLDINGS

------------------------------------------------------------------------------
RITE AID CORP. (DRUG STORES)                                              0.5%
------------------------------------------------------------------------------
TYCO INTERNATIONAL LTD. (CONSUMER GOODS AND SERVICES)                     0.5%
------------------------------------------------------------------------------
MICROSOFT CORP. (COMPUTER SOFTWARE -- SYSTEMS)                            0.3%
------------------------------------------------------------------------------
BRISTOL-MYERS SQUIBB CO. (PHARMACEUTICALS)                                0.3%
------------------------------------------------------------------------------
BMC SOFTWARE, INC. (COMPUTER SOFTWARE)                                    0.3%
------------------------------------------------------------------------------

U.S. STOCK MARKET -- 9.2%
Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Major holdings in the portfolio include Rite Aid, Tyco International, Microsoft, Bristol-Myers Squibb, and BMC Software. Currently, our top four sectors are technology (21.0% of U.S. equities), health care (15.6%), financial services (14.6%), and retailing (12.9%). Our current outlook continues to be cautious. Given the current level of interest rates, we believe equity valuations are high and leave little margin for error.

                                                              -- Stephen Pesek

FIVE LARGEST INTERNATIONAL EQUITY HOLDINGS
------------------------------------------------------------------------------
CANADIAN NATIONAL RAILWAY CO. (TRANSPORTATION -- CANADA)                  2.2%
------------------------------------------------------------------------------
AKZO NOBEL N.V. (CHEMICALS -- NETHERLANDS)                                1.9%
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BRITISH AEROSPACE PLC (AEROSPACE AND DEFENSE -- UNITED KINGDOM)           1.8%
------------------------------------------------------------------------------
HENKEL KGAA (CHEMICALS -- GERMANY)                                        1.3%
------------------------------------------------------------------------------
SONY CORP. (ELECTRONICS -- JAPAN)                                         1.2%
------------------------------------------------------------------------------

INTERNATIONAL STOCK MARKETS -- 43.3%
Internationally, we emphasize stock selection as opposed to country or industry selection. Priority is placed on companies that we believe will generate above-average earnings growth and that are trading at attractive valuations, regardless of their home country.

Broad regional exposures were as follows: 65% in Europe, 26% in Asia/Pacific, and 9% in the Americas. The largest individual country exposures were the United Kingdom (19%), Japan (18%), and the Netherlands (12%). Roughly 9% of our international holdings were in emerging markets, 5% of which were in Southeast Asia (including Hong Kong and Singapore) and 4% of which were in Latin America.

Over the past three months, the European and Americas weightings have increased roughly 2% each at the expense of our Asia/Pacific weighting. This was due primarily to the continued poor performance of Southeast Asian stock markets and currency devaluations. We remain very comfortable with our holdings in Southeast Asia, which for the most part have not been adversely impacted by the recent turmoil in the region. We will continue to monitor developments in that part of the world and, when appropriate, take the opportunity to increase holdings in companies that we believe have attractive fundamentals and that trade at depressed valuations.

Our overall focus remains on companies that we believe will generate above-average and sustainable growth, regardless of the state of the global economy. Examples of large holdings that fit this description are British Aerospace; Sony, a Japanese consumer electronics company; Henkel, a German consumer products company; and Akzo Nobel, a Dutch pharmaceutical and specialty chemical company.

                                                          -- David R. Mannheim

FIVE LARGEST HOLDINGS
------------------------------------------------------------------------------
BORDEN, INC. (FOOD AND BEVERAGE PRODUCTS)                                 0.6%
------------------------------------------------------------------------------
KAISER ALUMINUM & CHEMICAL CORP. (METALS AND MINERALS)                    0.6%
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IRON MOUNTAIN, INC. (BUSINESS SERVICES)                                   0.5%
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THERMADYNE INDUSTRIES HOLDINGS CORP. (SPECIAL PRODUCTS AND SERVICES)      0.5%
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HAYES WHEELS INTERNATIONAL, INC. (AUTOMOTIVE)                             0.5%
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U.S. HIGH-YIELD CORPORATE BOND MARKET -- 17.2%
This portion of the Fund has benefited from being in the right sectors and in the right credits within those sectors. Three particular areas in which we've been overweighted have been aerospace and defense, general industrials, and telecommunications. At the same time, we have been underweighted in retailing because retailers have had high default rates and a number of companies have filed for bankruptcy.

Specifically, the aerospace sector has seen tremendous business in aircraft manufacturing and retrofitting. After losing money for several years, the airlines have become very profitable. Companies in the portfolio that are dominant in the aircraft component business include MOOG, BE Aerospace, and ArgoTech, all companies that get 60% to 70% of their revenues from retrofitting, as opposed to new aircraft construction.

In the general industrial sector, the theme has been consolidation. We try to buy niche companies with high market shares that generate a lot of free cash flow. Many of these companies have improved their credit profiles by deleveraging or have been bought out by investment-grade entities. Two examples would be Tiphook and Clark Schwebel.

Meanwhile, the telecommunications industry appears poised to provide an excellent investment opportunity. With the 1996 Telecommunications Act, Congress deregulated both local and long-distance telephone service. The local telephone business is a $100 billion market, and the long-distance business is an $80 billion market; we believe these businesses, along with Internet communications companies and related telecommunications industries, are going to create tremendous opportunities.

U.S. HIGH-YIELD CORPORATE BOND MARKET -- continued In general, the fixed-income environment has been quite favorable, particularly for high-yield bonds, with a low-inflation environment and steady economic growth. In this environment, high-yield bonds are paying 3.5% more than U.S. Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) With continued slow, steady growth, we believe credit quality will continue to improve.

                                                          -- Robert J. Manning

U.S. GOVERNMENT BOND MARKET
Interest rates in the U.S. Treasury market continued to fall during the past six months as inflationary expectations declined and the Federal Reserve Board took no action on interest rates. Rates on 10-year U.S. Treasury securities fell from 6.35% to 5.60% during the period, hitting a low of 5.53% in early January. Despite the lowest unemployment rate since the mid-1960s, we have seen no signs of pressure on wages. We believe the disarray among the Asian tigers (South Korea, Thailand, Malaysia, and Indonesia) and the resulting reduction in the value of local currencies will further restrain inflation throughout 1998.

Despite our expectation for slightly lower interest rates, the Fund is not allocating any money to the U.S. government bond market because we anticipate better opportunities for capital appreciation in other sectors. If we see signs of a slowdown in the U.S. economy that suggest the potential for significantly lower interest rates, we will begin allocating assets to this sector.

                                                       -- Geoffrey L. Kurinsky

INTERNATIONAL BOND MARKETS
Given the prospects for global economic recovery, with yields at cyclical lows, we reduced the global fixed-income allocation to zero in favor of domestic fixed-income securities in the first quarter of last year. Over the past six months, continued fiscal austerity combined with favorable monetary policies throughout Europe has brought about substantial tightening of yield spreads, as inflation has remained subdued. German yields have maintained their 70 basis-point (0.70%) spread to the United States, both falling roughly 60 basis points (0.60%). Within Europe, yield convergence continued to occur between Germany and the higher-yielding markets as European monetary union marches ever closer. Over the past six months, the top-performing bond market has been the United Kingdom, where rates have declined more than 100 basis points (1.00%). It remains the strongest economy in the OECD (Organization for Economic Cooperation and Development). The U.S. dollar has essentially marked time against its European counterparts. Monetary conditions in Japan remain extremely accommodative. The effects of the Asian financial crisis have potentially lengthened the recovery time of the economy and, globally, it is still uncertain how much the crisis in Asia will affect growth. The U.S. dollar has appreciated by roughly 4% against the Japanese yen over the past six months.

                                                          -- Leslie J. Nanberg

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGERS' PROFILES
------------------------------------------------------------------------------

THE ASSET ALLOCATION COMMITTEE CONSISTS OF MESSRS. JOHN W. BALLEN, LESLIE J. NANBERG, JEFFREY L. SHAMES, AND JAMES T. SWANSON. THE INDIVIDUALS RESPONSIBLE FOR MANAGING THE ASSETS IN THE ASSET CLASSES ARE AS FOLLOWS:

GEOFFREY L. KURINSKY JOINED MFS IN 1987 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND THE BOSTON UNIVERSITY GRADUATE SCHOOL OF MANAGEMENT, HE HAS MANAGED THE INVESTMENT-GRADE FIXED-INCOME PORTION OF THE PORTFOLIO SINCE THE FUND'S INCEPTION.

DAVID R. MANNHEIM JOINED MFS IN 1988 AS A RESEARCH SPECIALIST AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1991, VICE PRESIDENT -- INVESTMENTS IN 1992, AND SENIOR VICE PRESIDENT IN 1997. A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, HE HAS MANAGED THE INTERNATIONAL STOCK PORTION OF THE PORTFOLIO SINCE THE FUND'S INCEPTION.

ROBERT J. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT AND WAS NAMED VICE PRESIDENT -- INVESTMENTS IN 1988, SENIOR VICE PRESIDENT IN 1993, AND HIGH YIELD FIXED INCOME DEPARTMENT HEAD IN 1997. A GRADUATE OF THE UNIVERSITY OF LOWELL AND THE BOSTON COLLEGE GRADUATE SCHOOL OF MANAGEMENT, HE HAS MANAGED THE HIGH-YIELD FIXED-INCOME PORTION OF THE PORTFOLIO SINCE JUNE 1997.

LESLIE J. NANBERG JOINED MFS IN 1980 AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1981, VICE PRESIDENT -- INVESTMENTS IN 1983, AND SENIOR VICE PRESIDENT IN 1986. A GRADUATE OF THE UNIVERSITY OF ILLINOIS, NORTHWESTERN UNIVERSITY, AND THE NORTHWESTERN UNIVERSITY GRADUATE SCHOOL OF MANAGEMENT, HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AS WELL AS OF THE FINANCIAL ANALYSTS FEDERATION. HE HAS MANAGED THE INTERNATIONAL FIXED-INCOME PORTION OF THE PORTFOLIO SINCE THE FUND'S INCEPTION.

STEPHEN PESEK JOINED MFS IN 1994 AS AN INDUSTRY SPECIALIST AND THAT YEAR WAS NAMED VICE PRESIDENT -- INVESTMENTS. A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND COLUMBIA UNIVERSITY, HE IS A CHARTERED FINANCIAL ANALYST AND HAS MANAGED THE U.S. EQUITY PORTION OF THE PORTFOLIO SINCE SEPTEMBER 1997.

JAMES T. SWANSON JOINED MFS IN 1985 AS A VICE PRESIDENT -- INVESTMENTS AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE IS A CHARTERED FINANCIAL ANALYST AND HAS OVERSEEN MFS() R WORLD ASSET ALLOCATION(SM) FUND SINCE ITS INCEPTION.

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FUND FACTS
------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS LONG-TERM TOTAL RETURN THROUGH INVESTMENTS IN
                           EQUITY AND FIXED-INCOME SECURITIES PLUS LOW SHARE
                           PRICE VOLATILITY AND REDUCED RISK COMPARED TO AN
                           AGGRESSIVE EQUITY/FIXED-INCOME FUND.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   JULY 22, 1994

  CLASS INCEPTION:         CLASS A    JULY 22, 1994
                           CLASS B    JULY 22, 1994
                           CLASS C    JULY 22, 1994
                           CLASS I    JANUARY 7, 1997

  SIZE:                    $333.3 MILLION NET ASSETS AS OF FEBRUARY 28, 1998
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds like MFS World Asset Allocation Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                         6 Months         1 Year  Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +8.26%        +13.21%        +63.00%
-------------------------------------------------------------------------------
Average Annual Total Return                  --          +13.21%        +14.50%
-------------------------------------------------------------------------------
SEC Results                                  --          + 7.86%        +12.96%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                         6 Months         1 Year  Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +8.00%        +12.63%        +59.33%
-------------------------------------------------------------------------------
Average Annual Total Return                  --          +12.63%        +13.78%
-------------------------------------------------------------------------------
SEC Results                                  --          + 8.63%        +13.18%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, July
 22, 1994, through February 28, 1998.

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                         6 Months         1 Year  Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +7.99%        +12.62%        +59.53%
-------------------------------------------------------------------------------
Average Annual Total Return                  --          +12.62%        +13.82%
-------------------------------------------------------------------------------
SEC Results                                  --          +11.62%        +13.82%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                         6 Months         1 Year  Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                    +8.50%        +13.54%        +63.62%
-------------------------------------------------------------------------------
Average Annual Total Return                  --          +13.54%        +14.62%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, July
 22, 1994, through February 28, 1998.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

The Fund may invest in foreign and emerging market securities, which involves special risks. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1998

LARGEST SECTORS

International Stocks ...........................    43.3%
U.S. High-Yield Corporate ......................    17.2%
Cash ...........................................    13.0%
U.S. Stocks ....................................     9.2%
U.S. Government ................................     8.6%
Contingent Promissory Note .....................     5.1%
Foreign Bonds ..................................     2.9%
Other Sectors ..................................     0.4%
Convertibles ...................................     0.3%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS -- February 28, 1998

Stocks - 52.1%

-----------------------------------------------------------------------------------------------------------
ISSUER                                                                     SHARES                     VALUE
-----------------------------------------------------------------------------------------------------------
U.S. Stocks - 8.8%
  Aerospace - 0.2%
    Allied Signal, Inc.                                                     7,800              $    331,987
    Lockheed Martin Corp.                                                   2,400                   280,050
                                                                                               ------------
                                                                                               $    612,037
-----------------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    Southwest Airlines Co.                                                  6,300              $    180,731
-----------------------------------------------------------------------------------------------------------
  Banks and Credit Companies
    Compass Bancshares, Inc.                                                1,800              $     82,800
-----------------------------------------------------------------------------------------------------------
  Business Machines - 0.1%
    Affiliated Computer Services, Inc., "A"*                               10,800              $    347,625
    Sun Microsystems, Inc.*                                                 3,400                   161,925
                                                                                               ------------
                                                                                               $    509,550
-----------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Cendant Corp.*                                                         17,400              $    652,500
    Ceridian Corp.*                                                         3,600                   167,625
    Computer Sciences Corp.*                                                  950                    99,453
    Ikon Office Solutions, Inc.                                             4,000                   130,750
                                                                                               ------------
                                                                                               $  1,050,328
-----------------------------------------------------------------------------------------------------------
  Cellular Telephones
    Telephone & Data Systems, Inc.                                          1,200              $     52,275
-----------------------------------------------------------------------------------------------------------
  Chemicals
    Air Products & Chemicals, Inc.                                            700              $     58,756
-----------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems
    EMC Corp.*                                                              4,600              $    175,950
-----------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.4%
    Dell Computer Corp.*                                                    1,200              $    167,850
    Microsoft Corp.*                                                       13,000                 1,101,750
                                                                                               ------------
                                                                                               $  1,269,600
-----------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.9%
    BMC Software, Inc.*                                                    11,000              $    841,500
    Cadence Design Systems, Inc.*                                          13,300                   464,669
    Computer Associates International, Inc.                                10,150                   478,318
    Compuware Corp.*                                                       11,000                   463,375
    Oracle Corp.*                                                          17,900                   440,787
    SunGard Data Systems, Inc.*                                             3,300                   112,819
    Synopsys, Inc.*                                                         1,700                    59,394
                                                                                               ------------
                                                                                               $  2,860,862
-----------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.9%
    Clorox Co.                                                              1,300              $    114,075
    Gillette Co.                                                            3,300                   355,987
    Newell Co.                                                              5,100                   233,963
    Philip Morris Cos., Inc.                                                7,300                   317,094
    Revlon, Inc., "A"*                                                      4,100                   192,444
    Service Corp. International                                             7,500                   284,062
    Tyco International Ltd.                                                31,420                 1,594,565
                                                                                               ------------
                                                                                               $  3,092,190
-----------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Black & Decker Corp.                                                    4,100              $    206,538
    General Electric Co.                                                    4,400                   342,100
                                                                                               ------------
                                                                                               $    548,638
-----------------------------------------------------------------------------------------------------------
  Electronics - 0.4%
    AES Corp.*                                                              4,300              $    189,200
    Altera Corp.*                                                           4,300                   185,437
    Analog Devices, Inc.*                                                   5,900                   190,275
    Intel Corp.                                                             2,300                   206,281
    Novellus Systems, Inc.*                                                 1,800                    86,288
    Raytheon Co.                                                            6,200                   359,600
    Xilinx, Inc.*                                                           2,900                   127,238
                                                                                               ------------
                                                                                               $  1,344,319
-----------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    CBS Corp.                                                               3,000              $     92,813
    Clear Channel Communications, Inc.*                                     2,600                   235,625
    Harrah's Entertainment, Inc.*                                           4,900                   103,206
    Mirage Resorts, Inc.*                                                   5,100                   116,662
    Time Warner, Inc.                                                       2,500                   168,750
    Univision Communications, Inc., "A"*                                    8,000                   307,000
    Viacom, Inc., "B"*                                                      7,700                   369,600
                                                                                               ------------
                                                                                               $  1,393,656
-----------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    American Express Co.                                                    1,500              $    135,094
    Associates First Capital Corp., "A"                                     3,900                   312,000
    Federal Home Loan Mortgage Corp.                                        9,300                   439,425
    Federal National Mortgage Assn.                                         2,700                   172,294
    Firstplus Financial Group, Inc.*                                        2,400                    79,200
    Franklin Resources, Inc.                                                4,700                   239,700
    Merrill Lynch & Co., Inc.                                               2,200                   157,437
    Morgan Stanley, Dean Witter, Discover & Co.                             2,700                   188,156
                                                                                               ------------
                                                                                               $  1,723,306
-----------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    CIT Group, Inc., "A"*                                                   5,600              $    184,800
    Washington Mutual, Inc.                                                 2,500                   167,813
                                                                                               ------------
                                                                                               $    352,613
-----------------------------------------------------------------------------------------------------------
  Food and Beverage Products
    McCormick & Co., Inc.                                                   3,400              $     97,538
-----------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.1%
    Kimberly-Clark Corp.                                                    7,600              $    423,225
-----------------------------------------------------------------------------------------------------------
  Insurance - 0.7%
    Allstate Corp.                                                          3,400              $    317,050
    Chubb Corp.                                                             4,190                   334,414
    Conseco, Inc.                                                           7,400                   347,337
    Lincoln National Corp.                                                  5,100                   427,125
    Progressive Corp.                                                       1,200                   139,050
    Reliastar Financial Corp.                                               7,600                   361,475
    Torchmark Corp.                                                         5,800                   270,063
                                                                                               ------------
                                                                                               $  2,196,514
-----------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.7%
    American Home Products Corp.                                            4,300              $    403,125
    AmeriSource Health Corp., "A"                                           2,200                   128,700
    Boston Scientific Corp.*                                                3,800                   227,050
    Bristol-Myers Squibb Co.                                                8,400                   841,575
    Pfizer, Inc.                                                            2,800                   247,800
    Warner-Lambert Co.                                                      2,700                   394,875
                                                                                               ------------
                                                                                               $  2,243,125
-----------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    HBO & Co.                                                               9,900              $    535,837
    Healthsouth Corp.*                                                     12,900                   348,300
    Tenet Healthcare Corp.*                                                 8,500                   317,156
    Total Renal Care Holdings, Inc.*                                       11,200                   360,500
    United Healthcare Corp.                                                 8,100                   491,569
                                                                                               ------------
                                                                                               $  2,053,362
-----------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Diamond Offshore Drilling, Inc.                                         1,900              $     86,094
    Noble Drilling Corp.*                                                   5,800                   164,575
                                                                                               ------------
                                                                                               $    250,669
-----------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts
    Boston Properties, Inc.                                                 3,300              $    112,200
-----------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Promus Hotel Corp.*                                                     4,070              $    196,378
-----------------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Fred Meyer, Inc.*                                                      11,500              $    511,031
-----------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Royal Caribbean Cruises Ltd.                                            3,700              $    202,575
-----------------------------------------------------------------------------------------------------------
  Stores - 0.8%
    CVS Corp.                                                               6,700              $    496,219
    Linens 'N Things, Inc.*                                                 3,600                   181,350
    Office Depot, Inc.*                                                    12,000                   330,750
    Rite Aid Corp.                                                         49,400                 1,599,325
                                                                                               ------------
                                                                                               $  2,607,644
-----------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Kroger Co.*                                                             3,800              $    160,550
    Safeway, Inc.*                                                         19,201                   669,635
                                                                                               ------------
                                                                                               $    830,185
-----------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Ascend Communications, Inc.*                                            3,900              $    146,006
    Bay Networks, Inc.*                                                     7,300                   247,287
    Cellular Communications International                                   2,500                   119,375
    Century Telephone Enterprises, Inc.                                     4,600                   280,600
    Cisco Systems, Inc.*                                                    6,150                   405,131
    Networks Associates Inc.*                                                 500                    32,313
    Teleport Communications Group, Inc., "A"*                               5,600                   305,900
    Tellabs, Inc.*                                                          1,700                   102,638
    WorldCom, Inc.*                                                         8,600                   328,412
                                                                                               ------------
                                                                                               $  1,967,662
-----------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    LCI International, Inc.*                                                8,100              $    267,300
    MCI Communications Corp.                                                2,200                   105,188
                                                                                               ------------
                                                                                               $    372,488
-----------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $ 29,372,207
-----------------------------------------------------------------------------------------------------------
Foreign Stocks - 43.3%
  Australia - 1.3%
    Q.B.E. Insurance Group Ltd. (Insurance)                               542,410              $  2,240,231
    Seven Network Ltd. (Entertainment)                                    553,000                 1,979,690
                                                                                               ------------
                                                                                               $  4,219,921
-----------------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Canadian National Railway Co. (Transportation)                        118,500              $  7,361,812
-----------------------------------------------------------------------------------------------------------
  Chile - 0.9%
    Chilectra SA, ADR (Utilities - Electric)                              105,000              $  2,835,000
-----------------------------------------------------------------------------------------------------------
  Finland - 1.1%
    Huhtamaki Oy Group (Food Company)                                      30,375              $  1,473,309
    TT Tieto Oy (Computer Software - Systems)                              14,500                 2,199,484
                                                                                               ------------
                                                                                               $  3,672,793
-----------------------------------------------------------------------------------------------------------
  France - 2.4%
    Total SA, "B" (Oils)                                                   21,800              $  2,392,967
    Television Francaise (Broadcasting)                                    20,000                 2,169,090
    Union des Assurances Federales SA (Insurance)                          23,700                 3,255,805
                                                                                               ------------
                                                                                               $  7,817,862
-----------------------------------------------------------------------------------------------------------
  Germany - 2.6%
    Adidas AG (Apparel and Textiles)                                       11,300              $  1,768,836
    Henkel KGAA (Chemicals)                                                64,500                 4,177,231
    Schering Plough Corp. (Pharmaceuticals)                                 5,200                   395,525
    Wella AG (Cosmetics)                                                    3,000                 2,248,801
                                                                                               ------------
                                                                                               $  8,590,393
-----------------------------------------------------------------------------------------------------------
  Hong Kong - 1.1%
    Li & Fung Ltd. (Wholesale)                                            694,000              $  1,048,758
    Liu Chong Hing Bank (Banks and Credit Companies)                      507,000                   762,894
    Peregrine Investment Holdings (Finance)                               509,000                         0
    Wing Hang Bank Ltd. (Banks and Credit Companies)                      678,400                 1,840,073
                                                                                               ------------
                                                                                               $  3,651,725
-----------------------------------------------------------------------------------------------------------
  Italy - 1.0%
    ERG S.P.A. (Oils)*                                                    259,000              $  1,139,910
    Instituto Nazionale delle Assicurazioni (Insurance)                   463,000                 1,258,384
    Telecom Italia S.P.A., Saving Shares (Telecommunications)             306,000                   898,415
                                                                                               ------------
                                                                                               $  3,296,709
-----------------------------------------------------------------------------------------------------------
  Japan - 7.8%
    Canon, Inc. (Office Equipment)                                         90,000              $  2,065,433
    Eisai Co. Ltd. (Pharmaceuticals)                                      132,000                 2,316,525
    Fuji Photo Film Co. (Photographic Products)                            53,000                 2,083,300
    Kinki Coca-Cola Bottling Co. (Beverages)                               56,000                   653,696
    Kirin Beverage Corp. (Beverages)                                       96,000                 1,821,965
    Nitto Denko Corp. (Industrial Goods and Services)                      92,000                 1,461,129
    NTT Data Communications Systems Co. (Telecommunications)                   33                 1,606,369
    Osaka Sanso Kogyo Ltd. (Chemicals)                                    320,000                   698,801
    Rohm Co. (Electronics)                                                 15,000                 1,488,922
    Sankyo Co. Ltd. (Pharmaceuticals)                                      44,000                 1,184,468
    Sony Corp. (Electronics)                                               46,000                 4,164,218
    Takeda Chemical Industries (Pharmaceuticals)                           71,000                 1,973,319
    TDK Corp. (Electronics)                                                19,000                 1,455,968
    Tokyo Broadcasting System, Inc. (Broadcasting)                        132,000                 1,708,568
    Ushio, Inc. (Electronics)                                             153,000                 1,213,746
                                                                                               ------------
                                                                                               $ 25,896,427
-----------------------------------------------------------------------------------------------------------
  Malaysia - 0.3%
    New Straits Times Press Berhad (Printing and Publishing)              597,000              $    924,701
-----------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    TV Azteca, SA de CV, ADR (Broadcasting)*                               32,800              $    674,450
-----------------------------------------------------------------------------------------------------------
  Netherlands - 5.2%
    Akzo Nobel N.V. (Chemicals)                                            30,900              $  6,275,193
    Benckiser N.V. (Consumer Goods and Services)*                          64,300                 2,760,655
    IHC Caland N.V. (Transportation)*                                      25,134                 1,458,878
    Ing Groep N.V. (Financial Services)*                                   51,000                 2,700,880
    Koninklijke Ten Cate (Diversified Operations)*                         67,838                 2,225,883
    Royal Dutch Petroleum Co. (Oils)                                       37,000                 2,024,597
                                                                                               ------------
                                                                                               $ 17,446,086
-----------------------------------------------------------------------------------------------------------
  Peru - 0.3%
    Telefonica del Peru SA, ADR (Telecommunications)                       60,500              $  1,145,719
-----------------------------------------------------------------------------------------------------------
  Philippines
    Alsons Cement Corp. (Building Materials)##                          2,105,250              $    115,894
-----------------------------------------------------------------------------------------------------------
  Portugal - 2.0%
    Banco Espirito Santo e Comercial de Lisboa SA
      (Banks and Credit Companies)                                         43,500              $  1,765,492
    Banco Totta E Acores (Banks and Credit Companies)                      85,726                 2,375,900
    Portugal Telecom SA (Utilities - Telephone)                            34,500                 1,808,468
    Telecel - Comunicacaoes Pessoais SA (Telecommunications)*               5,100                   678,629
                                                                                               ------------
                                                                                               $  6,628,489
-----------------------------------------------------------------------------------------------------------
  Singapore - 0.7%
    Hong Leong Finance Ltd. (Finance)+                                    897,000              $  1,109,119
    Mandarin Oriental International, Ltd. (Restaurants and Lodgings)*      73,999                    61,789
    Overseas Union Bank (Finance)                                         335,000                 1,263,370
                                                                                               ------------
                                                                                               $  2,434,278
-----------------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Acerinox SA (Iron and Steel)                                           11,000              $  1,654,829
    Repsol SA (Oils)                                                       41,000                 1,829,334
                                                                                               ------------
                                                                                               $  3,484,163
-----------------------------------------------------------------------------------------------------------
  Sweden - 2.9%
    Astra AB (Pharmaceuticals)                                            132,000              $  2,582,250
    Skandia Forsakrings AB (Insurance)                                     39,000                 2,203,500
    Sparbanken Sverige AB, "A" (Banks and Credit Companies)                97,000                 2,982,750
    Volvo AB, "B" (Automobiles)                                            64,250                 1,738,766
                                                                                               ------------
                                                                                               $  9,507,266
-----------------------------------------------------------------------------------------------------------
  Switzerland - 1.6%
    Ciba Specialty AG (Chemicals)*                                         24,066              $  2,926,057
    Novartis AG (Pharmaceuticals)                                           1,375                 2,514,259
                                                                                               ------------
                                                                                               $  5,440,316
-----------------------------------------------------------------------------------------------------------
  United Kingdom - 8.3%
    ASDA Group PLC (Supermarkets)                                         638,000              $  2,112,523
    Avis Europe PLC (Auto Rental)##                                       465,000                 1,583,683
    British Aerospace PLC (Aerospace and Defense)*                        194,000                 6,090,110
    British Petroleum PLC (Oils)*                                         209,566                 2,889,415
    British Petroleum PLC, ADR (Oils)                                       2,125                   175,711
    Capital Radio PLC (Broadcasting)                                       56,000                   589,675
    Carlton Communicatons PLC (Broadcasting)                              138,000                   969,509
    Corporate Services Group PLC (Business Services)                      157,800                   625,704
    Danka Business Systems, ADR (Business Services)                         8,700                   155,513
    Jarvis Hotels PLC (Restaurants and Lodging)+                          339,800                   922,470
    Kwik-Fit Holdings PLC (Automotive)                                    179,400                 1,133,440
    Lloyds TSB Group PLC (Banks and Credit Companies)*                    151,256                 2,274,594
    Lucas Variety (Automotive)                                            680,000                 2,618,001
    PowerGen PLC (Utilities - Electric)*                                  152,997                 2,135,894
    SmithKline-Beecham PLC, ADR (Medical and Health Products)               1,500                    92,813
    Tomkins PLC (Diversified Operations)                                  592,000                 3,418,801
                                                                                               ------------
                                                                                               $ 27,787,856
-----------------------------------------------------------------------------------------------------------
  Venezuela - 0.4%
    Compania Anonima Nacional Telefonos de
      Venezuela, ADR (Telecommunications)                                  36,000              $  1,275,750
-----------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $144,207,610
-----------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $143,735,935)                                                   $173,579,817
-----------------------------------------------------------------------------------------------------------
BONDS - 28.7%
-----------------------------------------------------------------------------------------------------------
                                                                 Principal Amount
                                                                    (000 Omitted)
-----------------------------------------------------------------------------------------------------------
U.S. Bonds - 25.8%
  Aerospace - 0.4%
    BE Aerospace, Inc., 9.875s, 2006                                   $    1,250              $  1,343,750
-----------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Hayes Wheels International, Inc., 9.125s, 2007                     $    1,500              $  1,590,000
-----------------------------------------------------------------------------------------------------------
  Broadcasting - 0.4%
    Jacor Communications Co., 8s, 2010                                 $    1,300              $  1,296,750
-----------------------------------------------------------------------------------------------------------
  Building - 1.2%
    Building Materials Corp., 8s, 2007##                               $    1,525              $  1,545,969
    Nortek, Inc., 9.875s, 2004                                                900                   938,250
    Nortek, Inc., 9.25s, 2007                                                 250                   258,750
    Williams Scotsman, Inc., 9.875s, 2007                                   1,300                 1,365,000
                                                                                               ------------
                                                                                               $  4,107,969
-----------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Iron Mountain, Inc., 10.125s, 2006                                 $    1,500              $  1,665,000
-----------------------------------------------------------------------------------------------------------
  Chemicals - 1.1%
    Harris Chemical North America, Inc., 10.25s, 2001                  $    1,500              $  1,571,250
    NL Industries, Inc., 11.75s, 2003                                         750                   834,375
    Sterling Chemicals, Inc., 11.25s, 2007                                  1,250                 1,293,750
                                                                                               ------------
                                                                                               $  3,699,375
-----------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.8%
    E & S Holdings Corp., 10.375s, 2006                                $      800              $    720,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                             650                   667,875
    Revlon, Inc., 10.5s, 2003                                                 800                   840,000
    Westpoint Stevens, Inc., 9.375s, 2005                                     500                   528,125
                                                                                               ------------
                                                                                               $  2,756,000
-----------------------------------------------------------------------------------------------------------
  Containers - 1.4%
    Gaylord Container Corp., 9.75s, 2007                               $    1,500              $  1,500,000
    Silgan Holdings, Inc., 9s, 2009                                         1,500                 1,560,000
    Stone Container Corp., 9.875s, 2001                                     1,500                 1,516,875
                                                                                               ------------
                                                                                               $  4,576,875
-----------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Albritton Communications Co., 9.75s, 2007                          $    1,000              $  1,052,500
    AMC Entertainment, Inc., 9.5s, 2009                                       100                   104,500
    Cinemark USA, Inc., 9.625s, 2008                                        1,000                 1,060,000
                                                                                               ------------
                                                                                               $  2,217,000
-----------------------------------------------------------------------------------------------------------
  Finance - 0.4%
    APP International Finance Co., 11.75s, 2005                        $    1,500              $  1,350,000
-----------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Borden, Inc., 9.25s, 2019                                          $    2,000              $  2,086,580
    Specialty Foods Corp., 10.25s, 2001                                       700                   700,000
                                                                                               ------------
                                                                                               $  2,786,580
-----------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.4%
    U.S. Timberlands, 9.625s, 2007                                     $    1,300              $  1,352,000
-----------------------------------------------------------------------------------------------------------
  Industrial - 0.4%
    AGCO Corp., 8.5s, 2006                                             $      650              $    672,750
    Esi Tractebel, 7.99s, 2011##                                              700                   702,625
                                                                                               ------------
                                                                                               $  1,375,375
-----------------------------------------------------------------------------------------------------------
  Information, Paging, and Technology - 0.4%
    Paging Network, Inc., 8.875s, 2006                                 $    1,300              $  1,274,000
-----------------------------------------------------------------------------------------------------------
  Media - 0.7%
    Comcast Cellular Holdings, Inc., 9.5s, 2007                        $    1,500              $  1,575,000
    Jones Intercable, Inc., 8.875s, 2007                                      750                   795,000
                                                                                               ------------
                                                                                               $  2,370,000
-----------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Tenet Healthcare Corp., 10.125s, 2005                              $      560              $    613,200
    Tenet Healthcare Corp., 8.625s, 2007                                      240                   249,600
                                                                                               ------------
                                                                                               $    862,800
-----------------------------------------------------------------------------------------------------------
  Metal Fabrication - 0.4%
    Metals USA, Inc., 8.625s, 2008##                                   $    1,300              $  1,300,000
-----------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                     $    2,000              $  2,060,000
-----------------------------------------------------------------------------------------------------------
  Oil Services
    Falcon Drilling, Inc., 8.875s, 2003                                $      150              $    157,500
-----------------------------------------------------------------------------------------------------------
  Real Estate - 0.4%
    Prime Hospitality Corp., 9.25s, 2006                               $    1,300              $  1,379,625
-----------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Red Roof Inns, Inc., 9.625s, 2003                                  $      250              $    258,750
-----------------------------------------------------------------------------------------------------------
  Retail - 0.7%
    Cole National Group, Inc., 8.625s, 2007                            $      900              $    913,500
    K Mart Corp., 8.125s, 2006                                              1,300                 1,345,500
                                                                                               ------------
                                                                                               $  2,259,000
-----------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.2%
    IMO Industries, Inc., 11.75s, 2006                                 $      750              $    840,000
    Polymer Group, Inc., 9s, 2007                                           1,500                 1,533,750
    Thermadyne Industries Holdings Corp., 10.75s, 2003                      1,520                 1,596,000
                                                                                               ------------
                                                                                               $  3,969,750
-----------------------------------------------------------------------------------------------------------
  Steel - 0.6%
    Alaska Steel Holdings Corp., 9.125s, 2006                          $    1,000              $  1,057,500
    WCI Steel, Inc., 10s, 2004                                                750                   783,750
                                                                                               ------------
                                                                                               $  1,841,250
-----------------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Pathmark Stores, Inc., 9.625s, 2003                                $      750              $    727,500
    Ralph's Grocery Co., 10.45s, 2004                                         800                   912,000
                                                                                               ------------
                                                                                               $  1,639,500
-----------------------------------------------------------------------------------------------------------
  Telecommunications - 2.3%
    Cablevision Systems Corp., 9.25s, 2005                             $      750              $    798,750
    Chancellor Media Corp., 8.75s, 2007                                       750                   766,875
    EchoStar Satellite Broadcasting Corp., 0s to
      2000, 13.125s, 2004                                                   1,400                 1,239,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007##                            700                   724,500
    Hollinger International Publishing, Inc., 9.25s, 2007                   1,300                 1,391,000
    Western Wireless Corp., 10.5s, 2007                                       750                   825,000
    NEXTEL Communications, Inc., 0s to 2002, 9.75s, 2007                      850                   531,250
    Qwest Communications International, Inc., 0s to
      2003, 8.29s, 2008##                                                   2,250                 1,468,125
                                                                                               ------------
                                                                                               $  7,744,500
-----------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.6%
    U.S. Treasury Bonds, 6.125s, 2027                                  $   28,000              $ 28,783,160
-----------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $ 86,016,509
-----------------------------------------------------------------------------------------------------------
Foreign Bonds - 2.9%
  Bermuda - 0.5%
    Flag Limited, 8.25s, 2008 (Telecommunications)##                   $    1,600              $  1,636,000
-----------------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Federal Republic of Brazil, 4.5s, 2014                             $      855              $    691,681
-----------------------------------------------------------------------------------------------------------
  Canada - 0.6%
    Gulf Canada, 9.25s, 2004 (Oils)                                    $      500              $    526,270
    Rogers Cablesystems, Inc., 9.625s, 2002
      (Telecommunications)                                                  1,300                 1,397,500
                                                                                               ------------
                                                                                               $  1,923,770
-----------------------------------------------------------------------------------------------------------
  Indonesia - 0.1%
    PT Indah Kiat Pulp & Paper Corp., 8.875s, 2000
      (Forest & Paper Products)##                                      $      500              $    429,515
-----------------------------------------------------------------------------------------------------------
  Philippines - 0.8%
    Bangko Sentral Ng Philipinas, 8.6s, 2027
      (Banks & Credit Companies)                                       $    3,000              $  2,598,360
-----------------------------------------------------------------------------------------------------------
  Russia - 0.5%
    Ministry of Finance, Russia, 10s, 2007                             $    2,000              $  1,860,000
-----------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                        DEM       1,000              $    595,271
-----------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $  9,734,597
-----------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $95,214,024)                                                     $ 95,751,106
-----------------------------------------------------------------------------------------------------------
Convertible Bond - 0.3%
-----------------------------------------------------------------------------------------------------------
    Exide Corp., 2.9s, 2005## (Identified Cost $1,023,261)             $    1,600              $  1,030,000
-----------------------------------------------------------------------------------------------------------
Preferred Stock - 0.4%
-----------------------------------------------------------------------------------------------------------
                                                                           SHARES
-----------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    Time Warner, Inc., 10.25## (Identified Cost $1,093,406)                 1,133              $  1,297,285
-----------------------------------------------------------------------------------------------------------

Contingent Promissory Note - 5.1%
-----------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                              (000 OMITTED)                     VALUE
-----------------------------------------------------------------------------------------------------------
    Cargill, COLT (Commodity Option Linked Trading),
      due 2002 (Illiquid) (Identified Cost $17,622,115)                $   17,000              $ 16,853,352
-----------------------------------------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------------------------------------
                                                                           SHARES
-----------------------------------------------------------------------------------------------------------
    Peregrine Investment Holdings, Exp. 5/15/98
      (Finance)* (Identified Cost, $0)                                     46,800              $         61
-----------------------------------------------------------------------------------------------------------

Short-Term Obligations - 13.0%
-----------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                    (000 OMITTED)
-----------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 3/05/98 - 4/01/98            $   31,180              $ 31,114,371
    General Electric Capital Corp., due 3/02/98                             9,490                 9,488,497
    Student Loan Marketing Assn., due 3/03/98                               2,885                 2,884,127
-----------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                $ 43,486,995
-----------------------------------------------------------------------------------------------------------

Call Options Purchased
-----------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                     OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                (000 OMITTED)
-----------------------------------------------------------------------------------------------------------
    Deutsche Marks/British Pounds/March/2.775
      (Identified Cost, $688,187)                                 DEM      61,111              $          0
-----------------------------------------------------------------------------------------------------------

Put Options Purchased - 0.2%
-----------------------------------------------------------------------------------------------------------
    Australian Dollars/December/0.71                              AUD      19,606              $    133,421
    Canadian Dollars/May/1.43                                     CAD      47,140                   213,592
    Japanese Yen/April/130                                        JPY   8,122,652                   430,501
-----------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Identified Cost, $1,506,066)                                      $    777,514
-----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $304,369,989)                                              $332,776,130
-----------------------------------------------------------------------------------------------------------

Call Options Written - (0.6)%
-----------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
                                                                     OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                (000 OMITTED)                     VALUE
-----------------------------------------------------------------------------------------------------------
    German Marks/British Pounds/March/2.675                       DEM      58,908              $     --
    Japanese Yen/May/119                                          JPY   4,019,108                  (297,414)
    Swiss Francs/German Marks/March/.847                          CHF      55,447                (1,817,780)
-----------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $1,316,136)                                     $ (2,115,194)
-----------------------------------------------------------------------------------------------------------

Put Options Written - (0.3)%
-----------------------------------------------------------------------------------------------------------
    Canadian Dollars/May/1.38                                     CAD      45,492              $   (981,080)
    Japanese Yen/April/132                                        JPY   2,223,745                   (68,936)
-----------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $981,417)                                        $ (1,050,016)
-----------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.1%                                                             3,660,387
-----------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $333,271,307
-----------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviation have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviation is shown below.

AUD = Australian Dollars         FRF = French Francs
CAD = Canadian Dollars           JPY = Japanese Yen
CHF = Swiss Francs               MYR = Malaysian Ringitts
DEM = German Marks               NLG = Dutch Guilders
ESP = Spanish Pesetas            SEK = Swedish Kronor

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
FEBRUARY 28, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $304,369,989)            $332,776,130
  Cash                                                                    6,927
  Net receivable for forward foreign currency exchange
   contracts sold                                                      131,543
  Net receivable for forward foreign currency exchange
   contracts purchased                                                 485,092
  Net receivable for foreign currency exchange contracts
    subject to master netting agreement                               2,412,604
  Receivable for Fund shares sold                                       134,910
  Receivable for investments sold                                     2,134,777
  Interest and dividends receivable                                   2,074,357
  Other assets                                                           95,658
  Deferred organization expenses                                         12,722
                                                                   ------------
    Total assets                                                   $340,264,720
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $  1,243,465
  Payable for investments purchased                                   2,150,330
  Written options outstanding, at value
   (premiums received, $2,297,553)                                    3,165,210
  Payable to affiliates -
    Management fee                                                       11,010
    Distribution fee                                                    248,052
  Accrued expenses and other liabilities                                175,346
                                                                   ------------
    Total liabilities                                              $  6,993,413
                                                                   ------------
Net assets                                                         $333,271,307
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $296,197,172
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     30,565,056
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     7,615,368
  Distributions in excess of net investment income                   (1,106,289)
                                                                   ------------
      Total                                                        $333,271,307
                                                                   ============
Shares of beneficial interest outstanding                           18,284,796
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $113,837,874 / 6,232,711 shares of
     beneficial interest outstanding)                                $18.26
                                                                     ======
  Offering price per share (100 / 95.25 of net asset value
   per share)                                                        $19.17
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $170,418,796 / 9,357,755 shares of
     beneficial interest outstanding)                                $18.21
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $48,977,886 / 2,692,320 shares of
     beneficial interest outstanding)                                $18.19
                                                                     ======
Class I shares:
  Net asset value per share
    (net assets of $36,751 / 2,010 shares of beneficial
     interest outstanding)                                           $18.28
                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  5,473,321
    Dividends                                                         1,085,402
    Foreign taxes withheld                                             (109,145)
                                                                   ------------
      Total investment income                                      $  6,449,578
                                                                   ------------
  Expenses -
    Management fee                                                 $    999,432
    Trustees' compensation                                               18,495
    Shareholder servicing agent fee                                     207,110
    Distribution and service fee (Class A)                              276,846
    Distribution and service fee (Class B)                              841,960
    Distribution and service fee (Class C)                              269,896
    Administrative fee                                                   22,179
    Custodian fee                                                       101,719
    Postage                                                              42,159
    Auditing fees                                                        25,015
    Printing                                                             14,635
    Amortization of organization expenses                                 4,497
    Legal fees                                                            2,603
    Miscellaneous                                                       121,424
                                                                   ------------
      Total expenses                                               $  2,947,970
    Fees paid indirectly                                                (13,633)
                                                                   ------------
      Net expenses                                                 $  2,934,337
                                                                   ------------
        Net investment income                                      $  3,515,241
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 10,955,586
    Written option transactions                                         480,019
    Foreign currency transactions                                       800,669
    Futures contracts                                                   264,911
                                                                   ------------
      Net realized gain on investments and foreign
       currency transactions                                       $ 12,501,185
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $  8,106,259
    Written options                                                     287,813
    Translation of assets and liabilities in foreign currencies       1,294,758
                                                                   ------------
      Net unrealized gain on investments and foreign
       currency translation                                        $  9,688,830
                                                                   ------------
        Net realized and unrealized gain on investments and
         foreign currency                                          $ 22,190,015
                                                                   ------------
          Increase in net assets from operations                   $ 25,705,256
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                                  FEBRUARY 28,                AUGUST 31,
                                                                          1998                      1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $  3,515,241              $  6,576,284
  Net realized gain on investments and foreign currency
    tranactions                                                     12,501,185                21,501,570
  Net unrealized gain on investments and foreign currency
    translation                                                      9,688,830                13,721,560
                                                                  ------------              ------------
    Increase in net assets from operations                        $ 25,705,256              $ 41,799,414
                                                                  ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $ (2,374,483)             $ (2,207,631)
  From net investment income (Class B)                              (2,935,441)               (2,457,334)
  From net investment income (Class C)                              (1,009,544)                 (857,364)
  From net investment income (Class I)                                    (782)                     (256)
  From net realized gain on investments and foreign

    currency transactions (Class A)                                 (8,254,320)               (5,984,967)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (12,783,360)               (9,094,467)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (3,852,339)               (2,927,754)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     (2,604)                   --
  In excess of net investment income (Class A)                        (282,357)                   --
  In excess of net investment income (Class B)                        (723,617)                   --
  In excess of net investment income (Class C)                        (100,176)                   --
  In excess of net investment income (Class I)                            (139)                   --
                                                                  ------------              ------------
    Total distributions declared to shareholders                  $(32,319,162)             $(23,529,773)
                                                                  ------------              ------------
Net increase in net assets from Fund share transactions           $  2,954,236              $ 74,522,757
                                                                  ------------              ------------
      Total increase in net assets                                $ (3,659,670)             $ 92,792,398
Net assets:
  At beginning of period                                           336,930,977               244,138,579
                                                                  ------------              ------------
At end of period (including accumulated undistributed net
 investment income [distribution in excess of] $(1,106,289)
 and $2,805,009, respectively)                                    $333,271,307              $336,930,977
                                                                  ============              ============

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                    ENDED                          YEAR ENDED AUGUST 31,
                                             FEBRUARY 28,           ---------------------------------------------------------
                                                     1998             1997             1996             1995            1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period              $18.75           $17.68           $16.63           $15.33           $15.00
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.22           $ 0.46           $ 0.43           $ 0.55           $ 0.04
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      1.18             2.19             1.85             1.17             0.29
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 1.40           $ 2.65           $ 2.28           $ 1.72           $ 0.33
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income
                                                   $(0.41)          $(0.40)          $(0.49)          $(0.37)          $ --
  From net realized gain on investments and
   foreign currency transactions                    (1.43)           (1.18)           (0.74)           (0.05)            --
  In excess of net investment income                (0.05)            --               --               --               --
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
       shareholders                                $(1.89)          $(1.58)          $(1.23)          $(0.42)          $ --
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $18.26           $18.75           $17.68           $16.63           $15.33
                                                   ======           ======           ======           ======           ======
Total return(+)                                     8.26%++         15.67%           14.23%           11.48%            2.20%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                        1.44%+           1.43%            1.48%            1.47%            1.50%+
  Net investment income                             2.45%+           2.51%            2.45%            3.49%            2.43%+
Portfolio turnover                                    44%             128%             202%             118%               1%
Average commission rate###                        $0.0244           $ 0.00          $0.0219             --               --
Net assets at end of period (000 omitted)        $113,838         $111,959          $86,457          $58,663          $25,254

  *For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                            --             $ 0.45           $ 0.42           $ 0.52           $ 0.02
    Ratios (to average net assets):
      Expenses##                                     --              1.46%            1.53%            1.67%            2.62%+
      Net investment income                          --              2.48%            2.40%            3.29%            1.31%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                    ENDED                          YEAR ENDED AUGUST 31,
                                             FEBRUARY 28,       -------------------------------------------------------------
                                                     1998             1997             1996             1995            1994*
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $18.70           $17.63           $16.58           $15.31           $15.00
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.18           $ 0.36           $ 0.32           $ 0.43           $ 0.02
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      1.17             2.19             1.85             1.17             0.29
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 1.35           $ 2.55           $ 2.17           $ 1.60           $ 0.31
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income
                                                   $(0.33)          $(0.30)          $(0.38)          $(0.28)          $ --
  From net realized gain on investments and
   foreign currency transactions                    (1.43)           (1.18)             --               --              --
 In excess of net investment income                 (0.08)            --              (0.74)           (0.05)            --
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
       shareholders                                $(1.84)          $(1.48)          $(1.12)          $(0.33)            --
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $18.21           $18.70           $17.63           $16.58           $15.31
                                                   ======           ======           ======           ======           ======
Total return                                        8.00%++         15.01%           13.58%           10.65%            2.07%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.94%+           1.98%            2.10%            2.24%            2.57%+
  Net investment income                             1.94%+           1.96%            1.83%            2.75%            1.39%+
Portfolio turnover                                    44%             128%             202%             118%               1%
Average commission rate###                        $0.0244           $ 0.00          $0.0219           --               --
Net assets at end of period (000 omitted)        $170,419         $166,865         $124,399          $83,601          $26,495
  * For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                            --               --               --               --             $ 0.01
    Ratios (to average net assets):
      Expenses##                                     --               --               --               --              3.21%
      Net investment income                          --               --               --               --              0.75%

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                    ENDED                          YEAR ENDED AUGUST 31,
                                             FEBRUARY 28,       -------------------------------------------------------------
                                                     1998             1997             1996             1995            1994*
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $18.67           $17.62           $16.58           $15.31           $15.00
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.18           $ 0.36           $ 0.33           $ 0.46           $ 0.03
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      1.17             2.18             1.85             1.16             0.28
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 1.35           $ 2.54           $ 2.18           $ 1.62           $ 0.31
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.36)          $(0.31)          $(0.40)          $(0.30)          $  --
  From net realized gain on investments and
   foreign currency transactions                    (1.43)           (1.18)           (0.74)           (0.05)             --
  In excess of net investment income                (0.04)             --               --               --               --
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
       shareholders                                $(1.83)          $(1.49)          $(1.14)          $(0.35)          $ --
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $18.19           $18.67           $17.62           $16.58           $15.31
                                                   ======           ======           ======           ======           ======
Total return                                        7.99%++         15.06%           13.62%           10.72%            2.07%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        1.94%+           1.96%            2.03%            2.18%            2.50%+
  Net investment income                             1.94%+           2.00%            1.89%            2.91%            1.68%+
Portfolio turnover                                    44%             128%             202%             118%               1%
Average commission rate###                        $0.0244           $ 0.00          $0.0219           --               --
Net assets at end of period (000 omitted)         $48,978          $58,074          $33,283          $19,325           $3,435

  * For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                            --               --               --               --             $ 0.02
    Ratios (to average net assets):
      Expenses##                                     --               --               --               --              3.18%+
      Net investment income                          --               --               --               --              1.00%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS
                                                                         ENDED           PERIOD ENDED
                                                                  FEBRUARY 28,             AUGUST 31,
                                                                          1998                 1997**
-----------------------------------------------------------------------------------------------------
                                                                       CLASS I
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $18.74                 $17.56
                                                                        ------                 ------
Income from investment operations# -
  Net investment income                                                 $ 0.27                 $ 0.28
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          1.21                   1.16
                                                                        ------                 ------
      Total from investment operations                                  $ 1.48                 $ 1.44
                                                                        ------                 ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.43)                $(0.26)
  From net realized gain on investments and foreign currency
   transactions                                                          (1.43)                   --
  In excess of net investment income                                     (0.08)                   --
                                                                        ------                 ------
      Total distributions declared to shareholders                      $(1.94)                $(0.26)
                                                                        ------                 ------
Net asset value - end of period                                         $18.28                 $18.74
                                                                        ======                 ======
Total return                                                             8.50%++                8.22%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.94%+                 0.97%+
  Net investment income                                                  2.95%+                 3.43%+
Portfolio turnover                                                         44%                   128%
Average commission rate                                                $0.0244                 $ 0.00
Net assets at end of period (000 omitted)                                  $37                    $34

** For the period from the inception of Class I, January 7, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures and options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices.

Investments in equity index contracts or contracts on related options for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0150%
            Next $1 billion                                0.0150%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,045 for the period ended February 28, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $27,547 for the period ended February 28, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,145 for the period ended February 28, 1998. Fees incurred under the distribution plan during the period ended February 28, 1998, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17,968 and $1,624 for Class B and Class C shares, respectively, for the period ended February 28, 1998. Fees incurred under the distribution plan during the period ended February 28, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended February 28, 1998, were $739, $159,835, and $7,781 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13% until January 1, 1998, at which time the new effective annual rate of 0.1125% went into effect.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                         $28,805,000      $    306,434
                                                   -----------      ------------
Investments (non-U.S. government securities)       $87,001,157      $174,594,889
                                                   -----------      ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $304,369,989
                                                                 ------------
Gross unrealized appreciation                                    $ 37,865,298
Gross unrealized depreciation                                      (9,459,156)
                                                                 ------------
    Net unrealized appreciation                                  $ 28,406,142
                                                                 ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                 SIX MONTHS ENDED FEBRUARY 28, 1998            YEAR ENDED AUGUST 31, 1997
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,980,444       $  36,201,169         5,682,250        $104,763,615
Shares issued to shareholders
  in reinvestment of
  distributions                         580,355           9,935,236           420,579           7,433,254
Shares reacquired                    (2,299,167)        (42,373,570)       (5,021,414)        (93,197,777)
                                    -----------        ------------        ----------        ------------
    Net increase                        261,632        $  3,762,835         1,081,415        $ 18,999,092
                                    ===========        ============        ==========        ============

Class B Shares

                                 SIX MONTHS ENDED FEBRUARY 28, 1998            YEAR ENDED AUGUST 31, 1997
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             976,510       $  17,972,360         2,743,292        $ 50,100,639
Shares issued to shareholders
  in reinvestment of
  distributions                         821,584          14,004,242           554,995           9,772,491
Shares reacquired                    (1,364,786)        (24,797,934)       (1,428,097)        (26,314,959)
                                    -----------        ------------        ----------        ------------
    Net increase                        433,308        $  7,178,668         1,870,190        $ 33,558,171
                                    ===========        ============        ==========        ============

Class C Shares

                                 SIX MONTHS ENDED FEBRUARY 28, 1998            YEAR ENDED AUGUST 31, 1997
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             333,740        $  6,178,520         1,647,309        $ 30,004,358
Shares issued to shareholders
  in reinvestment of
  distributions                         198,900           3,395,618           173,083           3,043,659
Shares reacquired                      (951,293)        (17,564,923)         (598,498)        (11,114,875)
                                    -----------        ------------        ----------        ------------
    Net increase (decrease)            (418,653)       $ (7,990,785)        1,221,894        $ 21,933,142
                                    ===========        ============        ==========        ============

Class I Shares

                                 SIX MONTHS ENDED FEBRUARY 28, 1998          PERIOD ENDED AUGUST 31, 1997*
                                 ----------------------------------       -------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                --          $       --               2,194        $     39,686
Shares issued to shareholders
  in reinvestment of
  distributions                             205               3,518                13                 255
Shares reacquired                          --                  --                (402)             (7,589)
                                    -----------        ------------        ----------        ------------
    Net increase                            205        $      3,518             1,805        $     32,352
                                    ===========        ============        ==========        ============
* For the period from the inception of Class I, January 7, 1997, through August 31, 1997.

(6) Line of Credit

The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended February 28, 1998, was $1,002.

(7) Financial Instruments

The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                         1998 CALLS                               1998 PUTS
                           ---------------------------------------  --------------------------------------
                                PRINCIPAL AMOUNTS                        PRINCIPAL AMOUNTS
                                     OF CONTRACTS                             OF CONTRACTS
                                    (000 OMITTED)         PREMIUMS           (000 OMITTED)        PREMIUMS
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Finnish Markka/Deutsche Marks             --         $     --                   170,385        $142,065
  Norwegian Krona/Deutsche Marks            --               --                   114,683         156,225
  Swiss Francs/Deutsche Marks             55,447          386,669                    --              --
Options written -
  Canadian Dollars                          --               --                    45,492         758,199
  Deutsche Marks/British Pounds           58,908          295,191                  64,964         266,739
  Japanese Yen                         7,869,346        1,370,549               2,223,745         223,218
Options terminated in closing transactions -
  Finnish Markka/Deutsche Marks             --               --                  (170,385)       (142,065)
  Deutsche Marks/British Pounds             --               --                   (64,964)       (266,739)
Japanese Yen                          (3,850,238)        (736,273)                   --              --
  Norwegian Krona/Deutsche Marks            --               --                  (114,683)       (156,225)
                                                       ----------                                --------
OUTSTANDING, END OF PERIOD                             $1,316,136                                $981,417
                                                       ==========                                ========
OPTIONS OUTSTANDING, END OF
  PERIOD CONSIST OF:
  Canadian Dollars                          --         $     --                    45,492        $758,199
  Deutsche Marks/British Pounds           58,908          295,191                    --             --
  Japanese Yen                         4,019,108          634,276               2,223,745         223,218
  Swiss Francs/Deutsche Marks             55,447          386,669                    --              --
                                                       ----------                                --------
OUTSTANDING, END OF PERIOD                             $1,316,136                                $981,417
                                                       ==========                                ========

At February 28, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                        CONTRACTS                                            NET UNREALIZED
                                      TO DELIVER/                             CONTRACTS        APPRECIATION
           SETTLEMENT DATE                RECEIVE     IN EXCHANGE FOR          AT VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Sales              5/15/98    CAD       9,483,802           6,608,921      $  6,672,907            $(63,986)
                   5/15/98    CHF      21,001,294          14,778,965        14,776,469               2,496
                   5/15/98    DEM      37,840,895          21,286,435        20,946,638             339,797
                   5/15/98    FRF      42,407,932           7,147,143         6,998,369             148,774
                   5/15/98    JPY   3,773,644,226          29,660,834        30,283,973            (623,139)
                   5/15/98    MYR      29,042,606           8,040,143         7,860,672             179,471
                   5/15/98    NLG      24,534,992          12,243,010        12,051,711             191,299
                   5/15/98    SEK     149,516,319          18,697,954        18,741,123             (43,169)
                                                          -----------      ------------           ---------
                                                          118,463,405      $118,331,862           $ 131,543
                                                          ===========      ============           =========

Purchases          5/18/98    ESP     945,236,067           6,297,376      $  6,161,994           $(135,382)
                   5/15/98    GBP       6,314,781          10,380,363        10,350,879             (29,484)
                   5/15/98    MYR      41,814,519          10,542,450        11,317,535             775,085
                   5/15/98    SEK      82,021,137          10,406,066        10,280,939            (125,127)
                                                          -----------      ------------           ---------
                                                           37,626,255      $ 38,111,347           $ 485,092
                                                          ===========      ============           =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,167,513 with Deutsche Bank, $851,871 with Swiss Bank, $490,545 with Merrill Lynch, and a net payable $74,547 with First Boston and $22,778 with Bankers Trust at February 28, 1998.

At February 28, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 1998, the Fund owned the following restricted securities (constituting 0.61% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers or, if not available, in good faith by or at the direction of the Trustees.

                              DATE OF      SHARE
DESCRIPTION               ACQUISITION     AMOUNT          COST            VALUE
--------------------------------------------------------------------------------
Hong Leong Finance Ltd.       6/12/95    897,000    $2,823,994       $1,109,119
Jarvis Hotels PLC             7/02/96    339,800       850,801          922,470
                                                                     ----------
                                                                     $2,031,589
                                                                     ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS World Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Asset Allocation Fund (the Fund), including the schedule of portfolio of investments, as of February 28, 1998, and the related statement of operations for the six month period then ended, the statement of changes in net assets for the six month period then ended and for the year ended August 31, 1997, and the financial highlights for the six month period ended February 28, 1998, and for each of the three years in the period ended August 31, 1997, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Asset Allocation Fund at February 28, 1998, the results of its operations for the six month period then ended, the changes in its net assets for the six month period then ended, and for the year ended August 31, 1997, and the financial highlights for the six month period ended February 28, 1998, and for each of the three years in the period ended August 31, 1997, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994, in conformity with generally accepted accounting principles.

                            [Graphic Omitted]

Boston, Massachusetts
April 8, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD ASSET ALLOCATION(SM) FUND

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
                                                     Assistant Secretary
Former Chairman and Director (until 1991), MFS       James R. Bordewick, Jr.*
Investment Management
                                                     CUSTODIAN
Marshall N. Cohan - Private Investor                 State Street Bank and Trust Company

Lawrence H. Cohn, M.D. - Chief of Cardiac            AUDITORS
Surgery, Brigham and Women's Hospital;               Ernst & Young LLP
Professor of Surgery, Harvard Medical School
                                                     INVESTOR INFORMATION
The Hon. Sir J. David Gibbons, KBE - Chief           For MFS stock and bond market outlooks,
Executive Officer, Edmund Gibbons Ltd.               call toll free: 1-800-637-4458 anytime from
                                                     a touch-tone telephone.
Abby M. O'Neill - Private Investor
                                                     For information on MFS mutual funds, call your
Walter E. Robb, III - President and Treasurer,       financial adviser or, for an information kit,
Benchmark Advisors, Inc. (corporate financial        call toll free: 1-800-637-2929 any business day
consultants); President, Benchmark Consulting        from 9 a.m. to 5 p.m. Eastern time (or leave a
Group, Inc. (office services)                        message anytime).

Arnold D. Scott* - Senior Executive                  INVESTOR SERVICE
Vice President, Director, and Secretary,             MFSService Center, Inc.
MFS Investment Management                            P.O. Box 2281
                                                     Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                     For general information, call toll free:
MFS Investment Management                            1-800-225-2606 any business day from
                                                     8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning                For service to speech- or hearing-impaired,
specialists) Ward Smith - Former Chairman            call toll free: 1-800-637-6576 any business day
(until 1994), NACCO Industries (holding              from 9 a.m. to 5 p.m. Eastern time. (To use
company)                                             this service, your phone must be equipped with
                                                     a Telecommunications Device for the Deaf.) For
INVESTMENT ADVISER                                   share prices, account balances, and exchanges,
Massachusetts Financial Services Company             call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                  anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                     WORLD WIDE WEB
DISTRIBUTOR                                          www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741                                [Dalbar Logo] For the fourth year in a row, MFS
                                                     earned a #1 ranking in the DALBAR, Inc.
ASSET ALLOCATION COMMITTEE                           Broker/Dealer Survey, Main Office Operations
John W. Ballen*                                      Service Quality Category. The firm achieved a
Leslie J. Nanberg*                                   3.42 overall score on a scale of 1 to 4 in the
Jeffrey L. Shames*                                   1997 survey. A total of 111 firms responded,
James T. Swanson*                                    offering input on the quality of service they
                                                     received from 29 mutual fund companies
TREASURER                                            nationwide. The survey contained questions
W. Thomas London*                                    about service quality in 11 categories,
                                                     including "knowledge of operations contact,"
ASSISTANT TREASURERS                                 "keeping you informed," and "ease of doing
Mark E. Bradley*                                     business" with the firm.
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) WORLD ASSET                                              ----------------
ALLOCATION(SM) FUND                                                Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
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                                                                ----------------
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